UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 8, 2011

MoneyGram International, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-31950	16-1690064
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2828 N. Harwood St., 15th Floor, Dallas, Texas		75201
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(214) 999-7552

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 8, 2011, MoneyGram International, Inc. (the "Company") and Jean C. Benson, the Company’s Senior Vice President and Controller (principal accounting officer) entered into a separation agreement and release of all claims (the "Benson Separation Agreement"). Ms. Benson ceased to serve as the Company’s principal accounting officer, effective February 10, 2011, but will remain employed by the Company until March 31, 2011. Pursuant to the terms of the Benson Separation Agreement, in consideration for Ms. Benson’s release of certain employment and other related claims against the Company, Ms. Benson will receive (i) a payment of $80,806.08 pursuant to the Company’s Severance Plan; (ii) an additional payment of $116,153.92; and (iii) a payment of $50,000.00 pursuant to Ms. Benson’s recognition bonus, in each case, less all voluntary and required withholdings. In addition, Ms. Benson will be eligible to receive an award based on the number of days she was employed in fiscal year 2010 pursuant to the Company’s Performance Bonus Plan (the "PBP") if certain criteria under the PBP are satisfied. In addition, Ms. Benson will be entitled to Company-provided outplacement services provided she elects to engage such services by December 31, 2011. The Benson Separation Agreement also contains a one-year non-solicitation provision and certain other covenants and acknowledgements applicable to Ms. Benson.

On February 10, 2011, the Company appointed Rebecca L. Lobsinger, age 36, to be its Vice President, Controller and Chief Accounting Officer. Ms. Lobsinger has served as the Assistant Controller of the Company since September 2005. From December 2004 through September 2005, Ms. Lobsinger served as the manager of financial standards and reporting for the Company.

As Vice President, Controller and Chief Accounting Officer of the Company, Ms. Lobsinger will receive an annual base salary of $200,000 ("Base Salary"). Ms. Lobsinger will also be eligible to participate in the Company’s PBP, pursuant to which Ms. Lobsinger will be eligible for an annual bonus of 35% of her Base Salary if annual PBP bonus base targets are achieved and 70% of her Base Salary if annual PBP bonus maximum targets are achieved. Annual PBP bonus targets will be established by the Company’s Board of Directors.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MoneyGram International, Inc.

February 11, 2011	By:	/s/ James E. Shields

Name: James E. Shields
Title: Executive Vice President and Chief Financial Officer